Stockholders' Equity	6 Months Ended
Jun. 30, 2020
Equity [Abstract]
Stockholders' Equity

6. Shareholders’ Equity

Ordinary Shares

As of June 30, 2020, the Company’s authorized capital shares consisted of ordinary shares up to 100,000,000 shares each of A ordinary shares, B ordinary shares, C ordinary shares, D ordinary shares, E ordinary shares, F ordinary shares, G ordinary shares, and H ordinary shares, with a par value of £0.00001 per share.

Each holder of A ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and declared by the shareholders. All other classes of ordinary shares do not have voting rights and have a liquidation preference that is junior to A ordinary shares. As of June 30, 2020, the Company has not declared any dividends.

Deferred shares

Subsequent to the corporate reorganization, the deferred share structure was as follows:

Deferred Shares – The 275,784 existing deferred shares of £0.00001 nominal value in the capital of Freeline Therapeutics Limited were exchanged for deferred shares of Freeline Therapeutics Holdings plc as part of the share exchange when Freeline Therapeutics Holdings plc became the ultimate parent entity. These deferred shares have no voting rights.

Deferred B Shares – Additional 123,638,835 deferred shares of £0.99999 nominal value were created as a result of the subdivision of the ordinary shares and preferred shares of the Company. These deferred shares have no voting rights and are presented as a separate class of equity on the balance sheet and statement of shareholder’s equity. Their nominal value was subsequently reduced to £0.001 per share and the aggregate nominal residual value of $0.2 million was utilized by management as the required £50,000 of share capital to re-register Freeline Therapeutics Holdings Limited as Freeline Therapeutics Holdings plc.

Deferred shares can be repurchased at any time by the Company for £1.00 for all the deferred shares registered in the name of any holder. As of June 30, 2020 and December 31, 2019, the Company has not repurchased any deferred shares.

Preferred shares

The Company issued series A preferred shares, series B preferred shares and series C preferred shares, which are referred to herein collectively as the Preferred Shares.

As of June 30, 2020 and December 31, 2019 the liquidation preference value for each series of Preferred Shares was equal to the “Preference Amount”, defined in the Articles of Association of the Company in force on June 30, 2020 as £1.00 in respect of the series A preferred shares, £1.50 in respect of the series B preferred shares and $2.04 in respect of the series C preferred shares .

Conversion

Each Preferred Share is convertible into an equivalent number of A ordinary shares, at any time, at the option of the holder.

Dividends

Subject to consent of Syncona Portfolio Limited, dividends may be paid to the holders of Preferred Shares and of ordinary shares as determined by the board of directors of the Company with consent of the directors nominated by Syncona Portfolio Limited and by Novo Holdings A/S (if any), provided that the Preferred Shares and the A ordinary shares shall, subject to the Articles of Association of the Company in force on June 30, 2020, rank equally in all respects for the purpose of any dividend that is declared or paid. Through June 30, 2020, no dividends have been declared or paid.

Voting rights

The holders of the Preferred Shares are entitled to vote, together with the holders of A ordinary shares, at all general meetings of the Company and to receive and vote on proposed written resolutions of the Company. The Preferred Shares shall carry the right to one vote per Preferred Share held.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, each holder of the then-outstanding Preferred Shares will be entitled to an amount equal to the Preference Amount of each Preferred Share held, after first paying the holders of deferred shares if any a total of £1.00 for the entire class of deferred shares. Any remaining surplus after liquidation preference to the deferred shares and holders of the Preferred Shares would then be distributed to the holders of Preferred Shares and ordinary shares pro rata (as if the Preferred Shares and ordinary shares constituted one and the same class) to each holder of the then- outstanding Preferred Shares.

If upon any such liquidation, dissolution, or winding-up, the assets available for distribution to shareholders are insufficient to pay the holders of the Preferred Shares the full amounts to which they are entitled, the holders of Preferred Shares shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the Preferred Shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment of all preferential amounts to the holders of Preferred Shares, the remaining assets of the Company available for distribution to its shareholders shall be distributed among the holders of Preferred Shares and ordinary shares, pro rata based on the number of shares held by each such holder (subject to the liquidation preference in respect of the A ordinary shares, as referred to above).

In March 2020, the Company issued 230,249 series A preferred shares and 448,631 series B preferred shares to Rentschler Biotechnologie Beteiligungs GmbH (“Rentschler”), for a purchase price $1.32 per share, resulting in gross proceeds of $0.2 million and $0.8 million, respectively.

In June 2020, under the Series C Subscription Agreement, which provides for the issuance of series C preferred shares to certain investors, including Syncona and Novo Holdings A/S (the “Series C Financing”), the Company issued 34,313,723 series C preferred shares at a purchase price of $2.04 per share. The Company received an aggregate of approximately $69.0 million in proceeds, net of transaction costs. In addition, the Company issued 7,300,151 Top Up series C preferred shares at par value to Syncona to reflect the price per share paid by investors for shares issued pursuant to the Series C Financing.

The table below reflects the number of preferred shares, ordinary shares, and deferred shares issued and outstanding at June 30, 2020 and December 31, 2019.

	June 30,	December 31,
	2020	2019
Series A Preferred Shares	35,070,249	34,840,000
Series B Preferred Shares	59,381,964	58,933,333
Series C Preferred Shares	53,921,566	12,307,692
A Ordinary shares	4,721,120	4,000,000
B Ordinary shares	1,295,636	1,307,992
C Ordinary shares	913,538	917,874
D Ordinary shares	2,893,224	2,972,298
E Ordinary shares	3,955,914	3,972,188
F Ordinary shares	2,823,714	2,877,088
Deferred shares of £0.00001	275,784	110,370
Deferred shares of £0.99999 (subsequently reduced to £0.001)	123,638,835	—
Total preferred, ordinary and deferred shares	288,891,544	122,238,835